Exhibit 99.1

TRIANGLE PETROLEUM TO RECOGNIZE GAIN ON CALIBER INVESTMENT FOR FISCAL YEAR 2014 AND RESCHEDULES FOURTH QUARTER AND FULL FISCAL YEAR 2014 FINANCIAL AND OPERATIONAL RESULTS CONFERENCE CALL

DENVER, Colorado, April 14, 2014 — Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT: TPLM) announces today that it expects to recognize a gain on its investment in Caliber Midstream Partners, L.P. (“Caliber”) for fiscal year 2014, that it has rescheduled its fourth quarter and full fiscal year 2014 financial and operational results conference call to Thursday, April 17, 2014 at 8:30 AM MT (10:30 AM ET), and that it intends to file its fiscal year 2014 Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) on Wednesday, April 16, 2014.

Triangle to Recognize Gain on Investment in Caliber for Fiscal Year 2014

During preparation of its fiscal year 2014 audited financial statements, the Company concluded, after consultation with KPMG LLP, the Company’s independent auditor, that it should recognize a gain in fiscal year 2014 on the fair value of the Company’s trigger units, trigger unit warrants, and warrants in Caliber, the Company’s midstream services joint venture. The gain recognition results from the classification of the trigger units, trigger unit warrants, and warrants as equity investment derivatives, which are revalued periodically in accordance with U.S. generally accepted accounting principles. The Company expects to recognize a non-cash, pre-tax gain and an increase in Triangle’s equity investment in Caliber of approximately $39.7 million for fiscal year 2014. The Company also plans to file restated financial statements with the SEC under the cover of Form 10-Q/A for the third quarter of fiscal year 2014 (period ended October 31, 2013) to recognize the portion of the associated gain attributable to that period.

Updated Filing Date and Conference Call Information

Triangle has rescheduled its conference call to Thursday, April 17, 2014 at 8:30 AM MT (10:30 AM ET) to provide an operational update and financial results of Triangle’s fourth quarter fiscal year 2014, followed immediately by a question and answer session. Interested parties may dial-in using the conference call number (877) 870-4263. International parties may dial-in using (412) 317-0790. The Company recommends dialing into the conference call at least ten minutes before the scheduled start time. A recording of the conference call will be available at (877) 344-7529 (conference # 10042582). For international participants, the replay dial-in number is (412) 317-0088 (conference # 10042582).

As a result of the change in accounting treatment of the Company’s trigger units, trigger warrants, and warrants in Caliber described above, and associated calculations and disclosures, Triangle now intends to file its Annual Report on Form 10-K with the SEC prior to the filing deadline on Wednesday, April 16, 2014.

About Triangle

Triangle (NYSE MKT: TPLM) is a vertically integrated, growth oriented energy company with a strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. For more information, visit Triangle’s website at www.trianglepetroleum.com

Forward-Looking Statements Disclosure

The information presented in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Triangle expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements include, but are not limited to, the risks discussed in Triangle’s annual report on Form 10-K for the fiscal year ended January 31, 2013 and its other filings with the SEC. The forward-looking statements in this press release are made as of the date of this press release, and Triangle undertakes no obligation to update any forward-looking statement as a result of new information, future developments, or otherwise.

Contact

Triangle Petroleum Corporation
Justin Bliffen, Chief Financial Officer
303-260-7125
info@trianglepetroleum.com